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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2003


                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
             (Exact name of registrant as specified in its charter)



          WISCONSIN                                    39-1413328
(State or other jurisdiction of                (I.R.S. employer identification
incorporation or organization)                             number)


                          COMMISSION FILE NUMBER: 21292



                            19105 WEST CAPITOL DRIVE
                              BROOKFIELD, WI 53045
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (790) 790-2127


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Exhibits.

                  Exhibit Number    Description of Exhibits
                  --------------    -----------------------
                       99           Registrant's April 30, 2003 press release
                                    announcing its 2003 first quarter earnings


ITEM 9. REGULATION FD DISCLOSURE. (Provided Under Item 12).

On April 30, 2003, The Registrant issued a press release announcing its 2003 first quarter earnings. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 30th day of April 2003.


                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
                                  (Registrant)



Dated:  April 30, 2003                       BY: /S/ JAMES C. MROCZKOWSKI
                                                 ------------------------------
                                                 James C. Mroczkowski
                                                 Executive Vice President &
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Principal Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit Number                       Description of Exhibits
--------------                       -----------------------
     99                 Registrant's April 30, 2003 press release announcing
                        its 2003 first quarter earnings